Exhibit 99.1

ORCHID ISLAND CAPITAL ANNOUNCES

DECEMBER 2024 MONTHLY DIVIDEND AND

NOVEMBER 30, 2024 RMBS PORTFOLIO CHARACTERISTICS

●	December 2024 Monthly Dividend of $0.12 Per Share of Common Stock
●	RMBS Portfolio Characteristics as of November 30, 2024
●	Next Dividend Announcement Expected January 8, 2025

Vero Beach, Fla., December 10, 2024 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board of Directors of the Company declared a monthly cash dividend for the month of December 2024. The dividend of $0.12 per share will be paid January 30, 2025 to holders of record of the Company’s common stock on December 31, 2024, with an ex-dividend date of December 31, 2024. The Company plans on announcing its next common stock dividend on January 8, 2025.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of December 10, 2024 and November 30, 2024, the Company had 79,849,645 shares of common stock outstanding. As of September 30, 2024, the Company had 78,082,645 shares of common stock outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of November 30, 2024 are presented below. These figures are preliminary and subject to change. The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

●	RMBS Valuation Characteristics
●	RMBS Assets by Agency
●	Investment Company Act of 1940 (Whole Pool) Test Results
●	Repurchase Agreement Exposure by Counterparty
●	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

RMBS Valuation Characteristics
($ in thousands)
										Realized
									Realized	Sep-24 -
									Nov-24	Nov-24
					Net			Weighted	CPR	CPR
					Weighted			Average	(1-Month)	(3-Month)	Modeled Interest
	Current	Fair	% of	Current	Average			Maturity	(Reported	(Reported	Rate Sensitivity (1)
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Dec)	in Dec)	(-50 BPS)	(+50 BPS)
Fixed Rate RMBS
15yr 5.0 TBA	$50,000	$50,113	0.94%	100.23	5.00%	5.87%	6	170	n/a	n/a	$651	$(746)
15yr Total	50,000	50,113	0.94%	100.23	5.00%	5.87%	6	170	n/a	n/a	651	(746)
30yr 3.0	1,104,053	976,396	18.40%	88.44	3.00%	3.47%	44	309	6.2%	6.3%	29,637	(29,960)
30yr 3.5	177,113	163,207	3.08%	92.15	3.50%	4.04%	57	290	6.2%	7.1%	4,518	(4,564)
30yr 4.0	528,702	496,826	9.36%	93.97	4.00%	4.64%	70	283	3.9%	5.4%	12,085	(12,898)
30yr 4.5	307,807	296,925	5.59%	96.46	4.50%	5.44%	29	327	5.6%	6.3%	5,932	(6,512)
30yr 5.0	578,068	569,631	10.73%	98.54	5.00%	5.94%	24	331	5.6%	6.7%	10,533	(11,985)
30yr 5.5	281,760	284,083	5.35%	100.82	5.50%	6.40%	18	338	1.8%	3.2%	4,683	(5,579)
30yr 6.0	1,211,604	1,236,362	23.30%	102.04	6.00%	6.98%	11	344	8.1%	12.4%	15,602	(19,624)
30yr 6.5	854,817	881,122	16.60%	103.08	6.50%	7.43%	10	347	15.3%	19.1%	8,028	(10,523)
30yr 7.0	323,885	336,969	6.35%	104.04	7.00%	7.94%	13	340	33.7%	32.6%	2,656	(3,356)
30yr Total	5,367,809	5,241,521	98.76%	97.65	5.02%	5.83%	28	327	9.2%	11.1%	93,674	(105,001)
Total Pass-Through MBS	5,417,809	5,291,634	99.71%	97.67	5.02%	5.83%	28	325	9.2%	11.1%	94,325	(105,747)
Structured MBS
IO 20yr 4.0	7,135	680	0.01%	9.53	4.00%	4.57%	155	79	9.6%	10.0%	4	(4)
IO 30yr 3.0	2,608	311	0.01%	11.94	3.00%	3.64%	118	231	0.7%	9.7%	-	(1)
IO 30yr 4.0	72,153	13,445	0.25%	18.63	4.00%	4.60%	123	228	5.1%	6.2%	(131)	194
IO 30yr 4.5	3,155	583	0.01%	18.49	4.50%	4.99%	173	174	6.7%	7.3%	(4)	1
IO 30yr 5.0	1,703	346	0.01%	20.33	5.00%	5.37%	173	174	14.2%	8.8%	(6)	3
IO Total	86,754	15,365	0.29%	17.71	4.01%	4.60%	128	213	5.6%	6.7%	(137)	193
IIO 30yr 4.0	22,184	225	0.00%	1.01	0.00%	4.40%	86	262	0.6%	7.3%	(70)	(122)
Total Structured RMBS	108,938	15,590	0.29%	14.31	3.19%	4.56%	120	223	4.6%	6.8%	(207)	71

Total Mortgage Assets	$5,526,747	$5,307,224	100.00%		4.99%	5.80%	29	323	9.1%	11.0%	$94,118	$(105,676)

		Hedge	Modeled Interest
	Notional	Period	Rate Sensitivity (1)
Hedge	Balance	End	(-50 BPS)	(+50 BPS)
3-Month SOFR Futures(2)	$(455,900)	Oct-25	$(5,699)	$5,699
5-Year Treasury Future(3)	$(62,500)	Mar-25	$(1,281)	$1,252
10-Year Treasury Future(4)	$(22,500)	Mar-25	$(725)	$711
10-Year Ultra Treasury Future(5)	$(32,500)	Mar-25	$(1,484)	$1,413
Swaps	(3,516,800)	Jun-30	(86,811)	83,823
TBA	(200,000)	Dec-24	(5,687)	5,862
Hedge Total	$(4,290,200)		$(101,687)	$98,760
Rate Shock Grand Total			$(7,569)	$(6,916)

(1)

Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant SOFR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Amounts for SOFR futures contracts represents the average quarterly notional amount.
(3)	Five-year Treasury futures contracts were valued at prices of $107.60 at November 30, 2024. The market value of the short position was $67.3 million .
(4)	Ten-year Treasury futures contracts were valued at prices of $111.19 at November 30, 2024. The market value of the short position was $25.0 million.
(5)	Ten-year Ultra Treasury futures contracts were valued at prices of $114.80 at November 30, 2024. The market value of the short position was $37.3 million.

RMBS Assets by Agency
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of November 30, 2024
Fannie Mae	$3,709,848	69.9%
Freddie Mac	1,597,376	30.1%
Total Mortgage Assets	$5,307,224	100.0%

Investment Company Act of 1940 Whole Pool Test
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of November 30, 2024
Non-Whole Pool Assets	$207,178	3.9%
Whole Pool Assets	5,100,046	96.1%
Total Mortgage Assets	$5,307,224	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of November 30, 2024	Borrowings	Debt	Rate	in Days	Maturity
Merrill Lynch, Pierce, Fenner & Smith	$363,741	7.3%	4.79%	18	12/23/2024
ABN AMRO Bank N.V.	339,329	6.8%	4.75%	16	12/16/2024
ASL Capital Markets Inc.	303,988	6.1%	4.77%	14	12/16/2024
Cantor Fitzgerald & Co	257,867	5.2%	4.80%	9	12/9/2024
DV Securities, LLC Repo	254,866	5.1%	4.77%	19	12/26/2024
Mitsubishi UFJ Securities (USA), Inc	251,062	5.0%	4.79%	20	12/23/2024
J.P. Morgan Securities LLC	241,736	4.8%	4.82%	9	12/26/2024
Daiwa Securities America Inc.	237,672	4.8%	4.77%	23	12/23/2024
Goldman, Sachs & Co	235,394	4.7%	4.79%	19	12/23/2024
Citigroup Global Markets Inc	232,657	4.7%	4.77%	26	12/26/2024
Wells Fargo Bank, N.A.	228,473	4.6%	4.76%	48	1/17/2025
Banco Santander SA	219,810	4.4%	4.78%	18	12/18/2024
ING Financial Markets LLC	217,067	4.4%	4.82%	19	12/19/2024
Marex Capital Markets Inc.	215,013	4.3%	4.75%	19	12/19/2024
RBC Capital Markets, LLC	206,603	4.1%	4.81%	26	1/21/2025
Bank of Montreal	195,180	3.9%	4.81%	12	12/12/2024
South Street Securities, LLC	186,535	3.7%	4.85%	29	1/24/2025
Mirae Asset Securities (USA) Inc.	177,867	3.6%	4.76%	170	5/19/2025
Clear Street LLC	166,849	3.3%	4.78%	12	12/12/2024
StoneX Financial Inc.	153,466	3.1%	4.75%	19	12/19/2024
The Bank of Nova Scotia	145,151	2.9%	4.80%	16	12/16/2024
Nomura Securities International, Inc.	73,140	1.5%	4.90%	16	12/16/2024
Lucid Prime Fund, LLC	61,924	1.2%	4.79%	12	12/12/2024
Wells Fargo Securities, LLC	22,686	0.5%	4.88%	54	1/23/2025
Total Borrowings	$4,988,076	100.0%	4.79%	25	5/19/2025

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400